SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 21, 1997


                    FRANCHISE FINANCE CORPORATION OF AMERICA
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



   Delaware                          33-62629                   86-0736091
---------------                    ------------           ----------------------
(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)           Identification Number)
incorporation)



                17207 North Perimeter Drive, Scottsdale, AZ 85255
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (602) 585-4500

                                      NONE
                                      ----
          (Former Name or Former Address, if Change Since Last Report)

Item 5.  Other Events.

         (a) On July 21, 1997, the Registrant entered into a Distribution Agreement (the "Distribution Agreement") with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities Inc., NationsBanc Capital Markets, Inc., Smith Barney Inc., and UBS Securities LLC (collectively, the "Agents"), with respect to the issue and sale by the Registrant of its Medium-Term Notes Due Nine Months or More From Date of Issue (the "Notes"). The Notes are to be issued pursuant to an Indenture, dated as of November 21, 1995, as amended or modified from time to time, between the Registrant and Norwest Bank Arizona, National Association, as trustee. As of the date of the Distribution Agreement, the Registrant has authorized the issuance and sale of up to $150,000,000 aggregate initial offering price of Notes to or through the Agents pursuant to the terms of the Distribution Agreement. The Distribution Agreement is attached hereto and referenced as Exhibit 1.01.

         (b) Kutak Rock as counsel to the Registrant has issued its opinion as to the legality with respect to the Notes. The opinion is attached hereto and referenced as Exhibit 5.


         (c) At a meeting of the Board of Directors of the Registrant (the "Board") held on July 24, 1997, the Board approved a resolution increasing the number of directors constituting the Board from ten to eleven directors. To fill the vacancy created by the increase, the Board elected Mr. Shelby Yastrow as a director, to serve until the next annual meeting of the Registrant's shareholders or until his successor is duly elected and qualified.

         Mr. Yastrow, age 61, currently serves as Executive Vice President of McDonald's Corporation. He joined McDonald's Corporation in 1978 as Vice President, Chief Counsel of Litigation and Assistant Secretary. He was appointed Vice President, General Counsel of McDonald's Corporation in 1982 and Senior Vice President in 1988, before being named Executive Vice President in 1995. Mr. Yastrow received his law degree from Northwestern University in 1959.

Item 7.   Financial Statements and Exhibits.

         (c)   Exhibits.

                  1.01   Distribution Agreement
                  5.0    Legal Opinion of Kutak Rock

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FRANCHISE FINANCE CORPORATION OF
                                        AMERICA (Registrant)



Dated: August 5, 1997                   By /s/  John Barravecchia
                                           ----------------------
                                        John Barravecchia,
                                        Executive Vice President
                                        and Chief Financial Officer


Dated: August 5, 1997                   By /s/ Catherine F. Long
                                           ---------------------
                                        Catherine F. Long,
                                        Senior Vice President, Finance and
                                        Principal Accounting Officer